EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholders Meeting 1 Corporate Way Lansing, MI 48951 on March 15, 2019

Please detach at perforation before mailing.

PROXY	JNL/FRANKLIN TEMPLETON FOUNDING STRATEGY FUND, A SERIES OF JNL SERIES TRUST
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
SPECIAL MEETING OF SHAREHOLDERS – MARCH 15, 2019

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Special Meeting of Shareholders of JNL/Franklin Templeton Founding Strategy Fund (the “Fund”), a series of the JNL Series Trust, to be held at 1 Corporate Way, Lansing, Michigan 48951 on Friday, March 15, 2019 at 9:00 a.m. (Eastern Time) (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 808000, Louisville, KY 40233-9890, or by voting at the Meeting.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted FOR the proposals specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-800-337-3503

PLEASE BE SURE TO SIGN, DATE AND MARK THIS PROXY CARD ON THE REVERSE SIDE
FTF_30380_121118

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders of the JNL/Franklin Templeton Founding Strategy Fund, a series of
JNL Series Trust,
To Be Held on March 15, 2019

The Proxy Statement for the Meeting and the accompanying Notice of Special Meeting of Shareholders and the form of proxy card are available at https://www.proxy-direct.com/jac-30380

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒
A	Proposals THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSALS.

		FOR	AGAINST	ABSTAIN
1.	To approve name, investment objective, investment strategy, and primary and secondary benchmark changes for the Fund.	☐	☐	☐

2.
To approve a proposed amendment to the Amended and Restated Investment Advisory and Management Agreement between the investment adviser, Jackson National Asset Management, LLC (“JNAM”), and the Trust, on behalf of the Fund.
		☐	☐	☐

3.	To approve a proposed amendment to the Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Advisers, Inc. (“Franklin”), appointing Franklin as sub-adviser to the Fund.	☐	☐	☐

4.	To approve a proposed amendment to the Amended and Restated Administration Agreement between JNAM and the Trust, on behalf of the Fund.	☐	☐	☐

5.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note:
Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

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■	xxxxxxxxxxxxxx	FTF1 30380	M xxxxxxxx	+

 EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholders Meeting 1 Corporate Way Lansing, MI 48951 on March 15, 2019

Please detach at perforation before mailing.

JNL/FRANKLIN TEMPLETON FOUNDING STRATEGY FUND, A SERIES OF JNL SERIES TRUST
THESE INSTRUCTIONS ARESOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
SPECIAL MEETING OF SHAREHOLDERS – MARCH 15, 2019

[INSURANCE COMPANY NAME DROP-IN]
The undersigned contract owner hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an “Insurance Company” and together the “Insurance Companies”) to vote all shares of JNL/Franklin Templeton Founding Strategy Fund (the "Fund"), a series of JNL Series Trust, attributable to his or her variable annuity contract or variable life insurance contract (“Variable Contract”) at the Special Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan 48951,on Friday, March 15, 2019 at 9:00 a.m. (Eastern time) (the “Meeting”) and at any and all adjournments or postponements thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 13, 2019, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 808000, Louisville, KY 40233-9890, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Account I, Jackson National Separate Account III and Jackson National Separate Account V and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I and JNLNY Separate Account II.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed.  If this voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares FOR the proposals specified on the reverseside. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

 PLEASE BE SURE TO SIGN, DATE AND MARK THIS VOTING INSTRUCTION CARD ON THE REVERSE SIDE
FTF_30380_121118_VI

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders of the JNL/Franklin Templeton Founding Strategy Fund, a series of
JNL Series Trust,

To Be Held on March 15, 2019

The Proxy Statement for the Meeting and the accompanying Notice of Special Meeting of Shareholders and the voting instruction card are available at https://www.proxy-direct.com/jac-30380

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals	THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSALS.

			FOR	AGAINST	ABSTAIN
1.	To approve name, investment objective, investment strategy, and primary and secondary benchmark changes for the Fund.		☐	☐	☐

2.
To approve a proposed amendment to the Amended and Restated Investment Advisory and Management Agreement between the investment adviser, Jackson National Asset Management, LLC (“JNAM”), and the Trust, on behalf of the Fund.
			☐	☐	☐

3.	To approve a proposed amendment to the Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Advisers, Inc. (“Franklin”), appointing Franklin as sub-adviser to the Fund.		☐	☐	☐

4.	To approve a proposed amendment to the Amended and Restated Administration Agreement between JNAM and the Trust, on behalf of the Fund.		☐	☐	☐

5.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note:   Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code

■	xxxxxxxxxxxxxx	FTF2 30380	M xxxxxxxx	+